UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-4547

Exact name of registrant as specified in charter:
Voyageur Mutual Funds III

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: April 30

Date of reporting period: April 30, 2007

Item 1. Reports to Stockholders

Annual Report	Delaware
Select Growth Fund

April 30, 2007

                                              Growth equity mutual fund

Table of contents

> Portfolio management review	1
> Performance summary	4
> Disclosure of Fund expenses	6
> Sector allocation and top 10 holdings	7
> Statement of net assets	8
> Statement of operations	9
> Statements of changes in net assets	10
> Financial highlights	11
> Notes to financial statements	16
> Report of independent registered public accounting firm	20
> Board of trustees/directors and officers addendum	21
> About the organization	23

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management
Business Trust, which is a registered investment advisor.

© 2007 Delaware Distributors, L.P.

Portfolio management review

Delaware Select Growth Fund

May 8, 2007

Q: What kind of market environment did you encounter during the past 12 months?

A: The backdrop for the U.S. stock market was largely favorable. Unemployment was very low by historical standards. Interest rates remained stable for most of the past year, with the Federal Reserve electing to keep short-term interest rates steady at 5.25% at their August 2006 meeting and maintain that stance for the rest of the period. The global economy continued its impressive growth, even as the U.S. economic expansion gradually moderated.

In this environment, stocks performed well and steadily rose overall. There were, however, two significant exceptions to this trend. The stock market’s first downward correction took place between early May and mid-July 2006. Investors at that time became concerned about a number of risks: worse-than-expected inflation data that could lead to higher interest rates; new worries about events in the Middle East; and growing evidence of a long-anticipated slowdown in the U.S. housing market.

These fears eventually eased, and as oil prices retreated from their mid-summer 2006 peak, stocks resumed their upward climb. They continued to gain ground until late in February 2007, when the period’s second reversal took place. The decline began in China, where the stock market lost 9% in a single day (source: The Wall Street Journal). These losses soon spread to the rest of the world, including the United States, as investors worried about the sustainability of robust global economic growth and lofty stock prices. In addition, increased defaults on subprime mortgages — loans to credit-challenged home buyers — led to new concerns that lenders could begin to tighten borrowing requirements, in turn reducing the capital available for global investment.

By the end of April 2007, these fears had dissipated, if not entirely disappeared. Backed by continued strength in corporate earnings and still historically low interest rates, the broad stock market regained its recently lost ground and finished very near its highs for the year.

Q: How did Delaware Select Growth Fund perform during its fiscal year ending April 30, 2007?

A: During the 12-month reporting period, Delaware Select Growth Fund Class A shares returned -0.26% at net asset value and -6.00% at maximum offer price (both returns include all distributions reinvested). In comparison, this performance fell short of our benchmark, the Russell 3000 Growth Index, which returned +11.53% during the same time frame. In addition, the Fund’s peer group, the Lipper Multi-Cap Growth Funds category average, returned +8.49%. For complete annualized performance information, please see the table on page 4.

We were certainly disappointed that the Fund did not do as well as the Russell benchmark. In hindsight, however, we were not entirely surprised by the shortfall, given market conditions. Many of the top-performing stocks of the period were highly cyclical — meaning economically sensitive — and benefited from the global economy’s enormous demand for natural resources and other raw materials. We do not typically own cyclical stocks in the Fund and we believe lacking them hurt the Fund’s performance relative to the index, which does include a moderate level of exposure to these types of companies.

In contrast, we aim to create a portfolio of investments that consists primarily of stable, cash-generating growth stocks. We define growth stocks as companies that we believe can generate strong returns on capital that are above their cost of capital over an extended span — generally five years or more. Unfortunately, these types of stocks were disproportionately hurt by the market’s two major corrections of the period, as investors saw economic risks as a threat to these companies’ long-term return potential.

While the overall market environment created some headwinds for our style of investing, we did, however, have a few errors. That was the biggest disappointment to us as portfolio managers. In our opinion, our general consistency during more successful prior periods added

The views expressed are current as of the date of this report and are subject to change.

(continues)     1

Portfolio management review

perhaps as much value as did picking what we consider to be great stocks. In our opinion, had we not made any mistakes this fiscal year, we still think the Fund would have finished below the benchmark given investors’ appetite for cyclical stocks described earlier. There’s no question though that the underperformance of the Fund was compounded by some of the stocks we selected. We have sold stocks we felt underperformed and now believe the value of the stocks we own will be recognized by the market at some point. We’re confident in our approach to creating long-term value for shareholders.

Q: What was management strategy in the prevailing environment?

A: Our basic management approach remains the same from year to year and therefore did not change during the period. We continued to follow a “bottom up” investment strategy, in which we conduct careful research to select stocks one by one, based on our evaluation of companies’ individual growth potential and the strength of their businesses, among other factors.

As we mentioned, we favor stocks that we believe offer attractive long-term growth potential over the next five years or longer. During the market’s recent sell-offs, we took advantage of opportunities to add to our positions in certain stocks that were suddenly available for what we believed were attractive prices. For example, we added to our holdings in names such as Qualcomm, eBay, and UnitedHealth Group, whose troubles during the period struck us as temporary in nature. Despite their near-term challenges, we continued to believe in our original rationales for owning the stocks in the first place, and remained confident about their long-range appreciation prospects.

Q: What stocks detracted from the Fund’s performance relative to its benchmark?

A: One stock that significantly trailed the return of the index during the fiscal year was online movie rental service Netflix. Investors worried that Netflix’s core business — sending DVDs to subscribers through the mail — could suffer from emerging technologies such as digital downloads and video-on-demand services. Fierce competition from rival Blockbuster Video, which began offering its own video-by-mail service to complement its existing network of stores, also continued to concern investors.

Another disappointment was Navteq, one of two leading makers of mapping software used in electronic navigation devices. Navteq’s shares fell on a variety of concerns, including disappointing growth in highly profitable auto-installed global positioning devices (GPS); skyrocketing demand for portable GPS devices, which in turn led to increased supply and much lower prices; and aggressive price cuts from Navteq’s chief rival, Tele Atlas.

SanDisk, which makes flash memory storage used in digital cameras, cell phones, and other electronic devices, also detracted from the Fund’s overall performance. SanDisk’s shares fell as strong competition significantly pressured flash memory prices downward and hurt the company’s profitability.

At period end, we continued to own positions in all three of these companies. We remained confident in their long-term growth opportunities and believed they were well positioned to rise above their recent challenges.

Q: What stocks performed relatively well?

A: The year was not without strong performers. For example, IntercontinentalExchange performed particularly well during the fiscal year. This electronic energy futures market benefited from enormous growth in the use of derivatives — sophisticated financial instruments increasingly used by hedge funds and money managers — as well as from extreme volatility in energy markets, which had opened up money-making opportunities for traders.

Also gaining ground was MGM Mirage, a gaming company that owns large casino resorts in Las Vegas. MGM continued to generate strong earnings, benefiting in part from Las Vegas’ growing popularity as a vacation and convention destination.

Our position in medical products maker Zimmer Holdings made a positive contribution to performance as well. The company, which manufactures replacement hip and knee joints, among other products, turned in stronger-than-expected earnings growth. The company also continued to benefit from its introduction of more effective, profitable new products and less invasive surgical procedures.

Q: How was the Fund positioned at the end of the period?

A: Given the Fund’s recent underperformance, we are more committed than ever to ensuring that we remain comfortable

2

with the return potential of each company in the investment portfolio. As long as we continue to have confidence in these stocks’ long-term growth potential and believe that their troubles stem from short-term, but temporary, challenges, we’ll likely continue to own these stocks and may even add to positions when appropriate. If, however, we lose confidence that the original reason we bought the stock no longer applies, we’ll be quick to sell that holding. Even though we are not pleased with the Fund’s results during the past year, we do believe that the Fund at period-end was well positioned for the long term. We will continue to seek to identify what we consider to be the best companies available that fit our overall investing philosophy and that offer a favorable tradeoff between their risk and reward potential.

Fund managers

Christopher J. Bonavico, CFA
Vice President, Senior Portfolio Manager, Equity Analyst

Mr. Bonavico, who joined Delaware Investments in April 2005, is a senior portfolio manager on the firm’s Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers. Mr. Bonavico received his bachelor’s degree in economics from the University of Delaware.

Kenneth F. Broad, CFA
Vice President, Senior Portfolio Manager, Equity Analyst

Mr. Broad, who joined Delaware Investments in April 2005, is a senior portfolio manager on the firm’s Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth product. Most recently, he was a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Before joining Transamerica in 2000, he was a portfolio manager with The Franklin Templeton Group and was a consultant in the business valuation and merger and acquisition group at KPMG Peat Marwick. He received an MBA from the University of California at Los Angeles and his bachelor’s degree in economics from Colgate University.

Kevin J. Brown
Vice President, Senior Investment Specialist

Mr. Brown joined the Focus Growth Equity team at Delaware Investments in October 2006. He is responsible for representing the team and its philosophy and process to clients. Most recently, he spent three years as a director in institutional equity sales at Merrill Lynch. From 1999 to 2003 he worked at Donaldson, Lufkin & Jenrette and Credit Suisse First Boston as a vice president in institutional equity sales, and before that he worked for two years as a vice president at JP Morgan. He began his career in the investment industry in 1995 as an associate at Robertson Stephens. Mr. Brown received his bachelor’s degree in history from the University of California at Berkeley, and he earned his MBA in finance from the University of California at Los Angeles.

Patrick G. Fortier, CFA
Vice President, Portfolio Manager, Equity Analyst

Mr. Fortier, who joined Delaware Investments in April 2005, is a portfolio manager on the Focus Growth Equity team. This team is responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. He was most recently a portfolio manager at Transamerica Investment Management. Before joining Transamerica in 2000, he worked for OLDE Equity Research as an equity analyst. Mr. Fortier received his bachelor’s degree in finance from the University of Kentucky.

Daniel J. Prislin, CFA
Vice President, Senior Portfolio Manager, Equity Analyst

Mr. Prislin joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which is responsible for large-cap growth, all-cap growth, and one smid-cap portfolio. He was most recently a principal and portfolio manager at Transamerica Investment Management, where he also managed sub-advised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group. Mr. Prislin received an MBA and bachelor’s degree in business administration from the University of California at Berkeley.

Jeffrey S. Van Harte, CFA
Senior Vice President, Chief Investment Officer — Focus Growth Equity

Mr. Van Harte joined Delaware Investments in April 2005. He is the chief investment officer for the Focus Growth Equity team, responsible for large-cap growth, all-cap growth, and one smid-cap growth portfolio. Most recently, he was a principal and executive vice president at Transamerica Investment Management. Mr. Van Harte has been managing portfolios and separate accounts for more than 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980. Mr. Van Harte received his bachelor’s degree in finance from California State University at Fullerton.

3

Performance summary

Delaware Select Growth Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Select Growth Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below, and they are subject to change.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

An expense limitation was in effect for all classes during the periods shown below and on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75% and have an annual distribution and service fee of up to 0.25% of average daily net assets. Class B shares are sold with a contingent deferred sales charge that declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1% of average daily net assets. Ten year and lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years. Effective at the close of business on May 31, 2007, no new or subsequent investments will be allowed in Class B shares of the Delaware Investments® Family of Funds, except through a reinvestment of dividends or capital gains or permitted exchanges. Please see the prospectus supplement for additional information. Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1% of average daily net assets. Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has contracted to reimburse expenses and/or waive its management fees through Aug. 31, 2007. The most recent prospectus designated Fund’s net expense ratios for Class A, B, C, R, and Institutional Class shares as 1.48%, 2.23%, 2.23%, 1.73%, and 1.23% respectively. Total operating expenses for Class A, B, C, R, and Institutional Class shares were designated as 1.65%, 2.40%, 2.40%, 2.00%, and 1.40%, respectively.

The average annual total returns for the 1-year and lifetime (since June 2, 2003) periods ended April 30, 2007, for the Delaware Select Growth Fund Class R shares was -0.48% and 9.89%, respectively. Class R shares were first made available on June 2, 2003, and were available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of up to 0.60% of average daily net assets, but such fee is currently subject to a contractual cap of 0.50% of average daily net assets through Aug. 31, 2007.

The average annual total returns for the 1-year, 5-year, 10-year, and lifetime (since May 16, 1994) periods ended April 30, 2007, for Delaware Select Growth Fund Institutional Class shares were 0.00%, 6.22%, 11.17%, and 11.49%, respectively. Institutional Class shares were first made available Aug. 28, 1997, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional Class performance prior to Aug. 28, 1997, is based on Class A performance and was adjusted to eliminate the sales charges, but not the asset-based distribution charge of Class A shares.

Fund Performance
Average annual total returns
Through April 30, 2007	1 year	5 years	10 years	Lifetime
Class A (Est. May 16, 1994)
Excluding sales charge	-0.26%	+5.97%	+10.89%	+11.27%
Including sales charge	-6.00%	+4.72%	+10.24%	+10.77%

Class B (Est. April 16, 1996)
Excluding sales charge	-1.01%	+5.17%	+10.21%	+10.47%
Including sales charge	-4.97%	+4.80%	+10.21%	+10.47%

Class C (Est. May 20, 1994)
Excluding sales charge	-0.98%	+5.18%	+10.06%	+10.44%
Including sales charge	-1.97%	+5.18%	+10.06%	+10.44%

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

4

Fund basics
As of April 30, 2007

Fund objective
Delaware Select Growth Fund seeks long-term capital appreciation which the Fund attempts to achieve by investing primarily in equity securities of companies we believe have the potential for sustainable free cash-flow growth.

Total Fund net assets
$383 million

Number of holdings
38

Fund start date
May 16, 1994

	Nasdaq symbols	CUSIPs
Class A	DVEAX	928931104
Class B	DVEBX	928931849
Class C	DVECX	928931203
Class R	DFSRX	928931740
Institutional Class	VAGGX	928931757

Performance of a $10,000 Investment
April 30, 1997 through April 30, 2007

	Starting value (April 30, 1997)	Ending value (April 30, 2007)
Delaware Select Growth Fund — Class A Shares	$9,425	$26,509
Russell 3000 Growth Index	$10,000	$19,143

Chart assumes $10,000 invested on April 30, 1997, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the Russell 3000 Growth Index as of April 30, 1997. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, based on market capitalization. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

5

Disclosure of Fund expenses

For the period November 1, 2006 to April 30, 2007

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2006 to April 30, 2007.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Select Growth Fund
Expense Analysis of an Investment of $1,000

				Expenses
	Beginning	Ending		Paid During
	Account	Account	Annualized	Period
	Value	Value	Expense	11/1/06 to
	11/1/06	4/30/07	Ratios	4/30/07*
Actual Fund Return
Class A	$1,000.00	$1,031.20	1.50%	$ 7.55
Class B	1,000.00	1,027.20	2.25%	11.31
Class C	1,000.00	1,027.00	2.25%	11.31
Class R	1,000.00	1,029.20	1.75%	8.80
Institutional Class	1,000.00	1,032.30	1.25%	6.30
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.36	1.50%	$ 7.50
Class B	1,000.00	1,013.64	2.25%	11.23
Class C	1,000.00	1,013.64	2.25%	11.23
Class R	1,000.00	1,016.12	1.75%	8.75
Institutional Class	1,000.00	1,018.60	1.25%	6.26

*“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

Sector allocation and top 10 holdings

Delaware Select Growth Fund

As of April 30, 2007

Sector designations may be different than the sector designations presented in other Fund material.

Percentage
Sector	of Net Assets
Common Stock	100.18%
Basic Industry/Capital Goods	1.59%
Business Services	11.39%
Consumer Durables	2.14%
Consumer Non-Durables	10.58%
Consumer Services	21.66%
Energy	0.40%
Financials	11.47%
Health Care	16.49%
Technology	24.46%
Securities Lending Collateral	23.42%
Total Value of Securities	123.60%
Obligation to Return Securities Lending Collateral	(23.42%)
Liabilities Net of Receivables and Other Assets	(0.18%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
UnitedHealth Group	6.80%
QUALCOMM	6.51%
IntercontinentalExchange	6.07%
Weight Watchers International	5.71%
eBay	5.54%
NetFlix	4.97%
Allergan	4.76%
Intuit	4.52%
Seagate Technology	3.76%
Global Cash Access Holdings	3.74%

7

Statement of net assets

Delaware Select Growth Fund

April 30, 2007

	Number of
	Shares	Value
Common Stock – 100.18%
Basic Industry/Capital Goods – 1.59%
*Graco	93,200	$ 3,681,400
Praxair	37,100	2,394,805
		6,076,205
Business Services – 11.39%
Equifax	109,900	4,374,020
*Expeditors International Washington	197,500	8,255,500
*†Global Cash Access Holdings	915,400	14,344,318
*Paychex	128,600	4,771,060
†Research in Motion	90,300	11,881,674
		43,626,572
Consumer Durables – 2.14%
*†Select Comfort	442,450	8,203,023
		8,203,023
Consumer Non-Durables – 10.58%
*†Blue Nile	193,900	9,124,934
*†NetFlix	858,700	19,037,379
Staples	146,400	3,630,720
Walgreen	100,000	4,390,000
*Whole Foods Market	92,700	4,337,433
		40,520,466
Consumer Services – 21.66%
*†eBay	625,100	21,215,894
*IHOP	172,100	10,140,132
International Game Technology	81,100	3,093,154
*Jackson Hewitt Tax Service	427,400	11,787,692
†MGM MIRAGE	78,500	5,279,125
Strayer Education	77,100	9,586,614
*Weight Watchers International	455,759	21,871,874
		82,974,485
Energy – 0.40%
*EOG Resources	21,000	1,542,240
		1,542,240
Financials – 11.47%
Chicago Mercantile Exchange
Holdings Class A	11,800	6,097,650
†IntercontinentalExchange	183,000	23,241,000
*†NYMEX Holdings	44,100	5,720,211
*optionsXpress Holdings	359,900	8,882,332
		43,941,193
Health Care – 16.49%
†Abiomed	142,500	1,826,850
*Allergan	150,400	18,228,480
†Genentech	125,400	10,030,746
UnitedHealth Group	491,200	26,063,072
*†Zimmer Holdings	77,900	7,048,392
		63,197,540
Technology – 24.46%
*Blackbaud	169,100	3,733,728
†Google Class A	15,670	7,386,525
*†Intuit	608,700	17,317,515
*†j2 Global Communications	488,100	14,037,756
*†NAVTEQ	126,100	4,458,896
QUALCOMM	569,500	24,944,100
*†SanDisk	171,900	7,469,055
*Seagate Technology	649,700	14,390,855
		93,738,430
Total Common Stock
(cost $313,636,791)		383,820,154
Total Value of Securities Before
Securities Lending Collateral – 100.18%
(cost $313,636,791)		$ 383,820,154

Securities Lending Collateral** – 23.42%
Investment Companies
Mellon GSL DBT II Collateral Fund	89,737,423	89,737,423
Total Securities Lending Collateral
(cost $89,737,423)		89,737,423

Total Value of Securities – 123.60%
(cost $403,374,214)		473,557,577	å
Obligation to Return Securities Lending
Collateral** – (23.42%)		(89,737,423)
Liabilities Net of Receivables
and Other Assets – (0.18%)		(681,659)
Net Assets Applicable to 14,840,119
Shares Outstanding – 100.00%		$ 383,138,495

Net Asset Value – Delaware Select Growth Fund
Class A ($160,169,711 / 5,908,880 Shares)		$27.11
Net Asset Value – Delaware Select Growth Fund
Class B ($126,866,643 / 5,165,824 Shares)		$24.56
Net Asset Value – Delaware Select Growth Fund
Class C ($59,270,973 / 2,439,444 Shares)		$24.30
Net Asset Value – Delaware Select Growth Fund
Class R ($1,432,474 / 53,440 Shares)		$26.81
Net Asset Value – Delaware Select Growth Fund
Institutional Class ($35,398,694 / 1,272,531 Shares)		$27.82

Components of Net Assets at April 30, 2007:
Shares of beneficial interest
(unlimited authorization – no par)		$945,461,975
Accumulated net investment loss		(5,288)
Accumulated net realized loss on investments		(632,501,555)
Net unrealized appreciation of investments		70,183,363
Total net assets		$ 383,138,495

†	Non-income producing security for the year ended April 30, 2007.
*	Fully or partially on loan.
**	See Note 9 in “Notes to Financial Statements.”
å	Includes $85,907,443 of securities loaned.

Net Asset Value and Offering Price Per Share –
Delaware Select Growth Fund
Net asset value Class A (A)	$27.11
Sales charges (5.75% of offering price) (B)	1.65
Offering price	$28.76

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

(B)	See the current prospectus for purchase of $50,000 or more.

See accompanying notes

8

Statement of operations

Delaware Select Growth Fund

Year Ended April 30, 2007

Investment Income:
Dividends	$ 1,772,859
Securities lending income	1,259,101
Interest	198,600	$ 3,230,560

Expenses:
Management fees	3,303,238
Distribution expenses – Class A	426,597
Distribution expenses – Class B	1,569,342
Distribution expenses – Class C	712,955
Distribution expenses – Class R	8,559
Dividend disbursing and transfer agent fees and expenses	2,220,387
Accounting and administration expenses	176,173
Reports and statements to shareholders	110,675
Trustees’ fees & benefits	78,653
Legal fees	76,475
Registration fees	58,609
Audit and tax	31,942
Custodian fees	29,470
Insurance fees	10,541
Consulting fees	9,194
Taxes (other than taxes on income)	7,520
Dues and services	3,822
Pricing fees	2,633
Trustees’ expenses	1,722	8,838,507
Less expenses absorbed or waived		(611,164)
Less waived distribution expenses – Class R		(1,427)
Less expense paid indirectly		(3,620)
Total operating expenses		8,222,296
Net Investment Loss		(4,991,736)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies:
Net realized gain (loss) on:
Investments		25,267,626
Foreign currencies		(14,774)
Net realized gain		25,252,852
Net change in unrealized appreciation/depreciation of investments		(27,034,835)
Net Realized and Unrealized Loss on Investments and Foreign Currencies		(1,781,983)

Net Decrease in Net Assets Resulting from Operations		$ (6,773,719)

See accompanying notes

9

Statements of changes in net assets

Delaware Select Growth Fund

	Year Ended
	4/30/07	4/30/06
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(4,991,736)	$(3,865,148)
Net realized gain on investments and foreign currencies	25,252,852	98,307,298
Net change in unrealized appreciation/depreciation of investments	(27,034,835)	46,335,632
Net increase (decrease) in net assets resulting from operations	(6,773,719)	140,777,782

Capital Share Transactions:
Proceeds from shares sold:
Class A	40,785,165	62,014,484
Class B	3,427,132	6,935,811
Class C	8,459,675	24,125,361
Class R	309,985	1,169,731
Institutional Class	7,174,628	19,872,254
	60,156,585	114,117,641
Cost of shares repurchased:
Class A	(67,379,054)	(100,060,074)
Class B	(71,952,313)	(68,215,523)
Class C	(32,158,279)	(23,648,373)
Class R	(364,750)	(507,634)
Institutional Class	(17,666,818)	(16,974,279)
	(189,521,214)	(209,405,883)
Decrease in net assets derived from capital share transactions	(129,364,629)	(95,288,242)
Net Increase (Decrease) in Net Assets	(136,138,348)	45,489,540

Net Assets:
Beginning of year	519,276,843	473,787,303
End of year (including accumulated net investment loss of $5,288 and $-, respectively)	$383,138,495	$519,276,843

See accompanying notes

10

Financial highlights

Delaware Select Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	4/30/07		4/30/06		4/30/05		4/30/04		4/30/03
Net asset value, beginning of period	$27.180		$20.470		$20.680		$16.700		$20.290

Income (loss) from investment operations:
Net investment loss[1]	(0.193)		(0.086)		(0.170)		(0.171)		(0.147)
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.123		6.796		(0.040)		4.151		(3.443)
Total from investment operations	(0.070)		6.710		(0.210)		3.980		(3.590)

Net asset value, end of period	$27.110		$27.180		$20.470		$20.680		$16.700

Total return[2]	(0.26%	)	32.78%		(1.02%	)	23.83%		(17.69%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$160,170		$187,319		$173,890		$243,201		$208,395
Ratio of expenses to average net assets	1.50%		1.55%		1.52%		1.50%		1.50%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.64%		1.70%		1.70%		1.86%		1.83%
Ratio of net investment loss to average net assets	(0.77%	)	(0.35%	)	(0.85%	)	(0.87%	)	(0.92%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.91%	)	(0.50%	)	(1.03%	)	(1.23%	)	(1.25%	)
Portfolio turnover	51%		124%		72%		82%		69%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     11

Financial highlights

Delaware Select Growth Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	4/30/07		4/30/06		4/30/05		4/30/04		4/30/03
Net asset value, beginning of period	$24.810		$18.820		$19.160		$15.590		$19.090

Income (loss) from investment operations:
Net investment loss[1]	(0.365)		(0.252)		(0.310)		(0.308)		(0.259)
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.115		6.242		(0.030)		3.878		(3.241)
Total from investment operations	(0.250)		5.990		(0.340)		3.570		(3.500)

Net asset value, end of period	$24.560		$24.810		$18.820		$19.160		$15.590

Total return[2]	(1.01%	)	31.83%		(1.77%	)	22.90%		(18.33%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$126,866		$199,863		$202,576		$281,906		$257,542
Ratio of expenses to average net assets	2.25%		2.30%		2.27%		2.25%		2.25%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.39%		2.45%		2.45%		2.61%		2.58%
Ratio of net investment loss to average net assets	(1.52%	)	(1.10%	)	(1.60%	)	(1.62%	)	(1.67%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(1.66%	)	(1.25%	)	(1.78%	)	(1.98%	)	(2.00%	)
Portfolio turnover	51%		124%		72%		82%		69%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

12

Delaware Select Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	4/30/07		4/30/06		4/30/05		4/30/04		4/30/03
Net asset value, beginning of period	$24.540		$18.620		$18.950		$15.430		$18.890

Income (loss) from investment operations:
Net investment loss[1]	(0.362)		(0.251)		(0.308)		(0.306)		(0.258)
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.122		6.171		(0.022)		3.826		(3.202)
Total from investment operations	(0.240)		5.920		(0.330)		3.520		(3.460)

Net asset value, end of period	$24.300		$24.540		$18.620		$18.950		$15.430

Total return[2]	(0.98%	)	31.79%		(1.74%	)	22.81%		(18.27%	)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$59,271		$84,458		$64,786		$98,549		$95,552
Ratio of expenses to average net assets	2.25%		2.30%		2.27%		2.25%		2.25%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	2.39%		2.45%		2.45%		2.61%		2.58%
Ratio of net investment loss to average net assets	(1.52%	)	(1.10%	)	(1.60%	)	(1.62%	)	(1.67%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(1.66%	)	(1.25%	)	(1.78%	)	(1.98%	)	(2.00%	)
Portfolio turnover	51%		124%		72%		82%		69%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

(continues)     13

Financial highlights

Delaware Select Growth Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

							6/02/03[1]
	Year Ended						to
	4/30/07		4/30/06		4/30/05		4/30/04
Net asset value, beginning of period	$26.940		$20.340		$20.620		$18.530

Income (loss) from investment operations:
Net investment loss[2]	(0.257)		(0.154)		(0.242)		(2.370)
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.127		6.754		(0.038)		4.460
Total from investment operations	(0.130)		6.600		(0.280)		2.090

Net asset value, end of period	$26.810		$26.940		$20.340		$20.620

Total return[3]	(0.48%	)	32.45%		(1.36%	)	11.28%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,432		$1,485		$652		$262
Ratio of expenses to average net assets	1.75%		1.82%	%	1.87%	%	1.85%	%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.99%		2.05%		2.05%		2.21%
Ratio of net investment loss to average net assets	(1.02%	)	(0.62%	)	(1.20%	)	(1.26%	)
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(1.26%	)	(0.85%	)	(1.38%	)	(1.62%	)
Portfolio turnover	51%		124%		72%		82%	[4]

[1] Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2] The average shares outstanding method has been applied for per share information.
[3] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.
[4] Represents portfolio turnover for the Fund for the entire year.

See accompanying notes

14

Delaware Select Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year Ended
	4/30/07		4/30/06		4/30/05	4/30/04		4/30/03
Net asset value, beginning of period	$27.820		$20.900		$21.060	$16.970		$20.570

Income (loss) from investment operations:
Net investment loss[1]	(0.128)		(0.024)		(0.118)	(0.121)		(0.106)
Net realized and unrealized gain (loss) on investments
and foreign currencies	0.128		6.944		(0.042)	4.211		(3.494)
Total from investment operations	0.000		6.920		(0.160)	4.090		(3.600)

Net asset value, end of period	$27.820		$27.820		$20.900	$21.060		$16.970

Total return[2]	0.00%		33.11%		(0.76% )	24.10%		(17.50% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$35,399		$46,152		$31,883	$42,410		$36,080
Ratio of expenses to average net assets	1.25%		1.30%		1.27%	1.25%		1.25%
Ratio of expenses to average net assets
prior to expense limitation and expense paid indirectly	1.39%		1.45%		1.45%	1.61%		1.58%
Ratio of net investment loss to average net assets	(0.52%	)	(0.10%	)	(0.60% )	(0.62%	)	(0.67% )
Ratio of net investment loss to average net assets
prior to expense limitation and expense paid indirectly	(0.66%	)	(0.25%	)	(0.78% )	(0.98%	)	(1.00% )
Portfolio turnover	51%		124%		72%	82%		69%

[1] The average shares outstanding method has been applied for per share information.
[2] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

15

Notes to financial statements

Delaware Select Growth Fund

April 30, 2007

Voyageur Mutual Funds III (the “Trust”) is organized as a Delaware statutory trust and offers two series: Delaware Large Cap Core Fund and Delaware Select Growth Fund. These financial statements and the related notes pertain to Delaware Select Growth Fund (the “Fund”). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek long-term capital appreciation which the Fund attempts to achieve by investing primarily in equity securities of companies the manager believes have the potential for sustainable cash-flow growth.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral, which is invested in investment companies, is valued at unit value per share. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes — The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund net asset value calculations as late as the fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on October 31, 2007. Although the Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund’s financial statements.

Class Accounting — Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on

16

1. Significant Accounting Policies (continued)

the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements and totaled $67,574 for the year ended April 30, 2007. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expense paid under this arrangement is included in custodian fees on the Statement of Operations with the corresponding expense offset shown as “expense paid indirectly.”

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Effective September 1, 2006, DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage fees, 12b-1 fees, certain insurance costs and extraordinary expenses, do not exceed 1.23% of average daily net assets of the Fund through August 31, 2007. Prior to September 1, 2006, DMC had contractually agreed to waive its fees in order to prevent such expenses from exceeding 1.25% of the average daily net assets of the Fund.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund’s average daily net assets for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. Institutional Class shares pay no distribution and service expenses. DDLP has contracted to limit distribution and service fees through August 31, 2007 in order to prevent distribution and service fees of Class R shares from exceeding 0.50% of average daily net assets.

At April 30, 2007, the Fund had liabilities payable to affiliates as follows:

Investment management fee payable to DMC	$ 204,624
Dividend disbursing, transfer agent, accounting and
administration fees and other expenses payable to DSC	175,061
Distribution fees payable to DDLP	191,775
Other expenses payable to DMC and affiliates*	31,340

*DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees’ fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the year ended April 30, 2007, the Fund was charged $20,212 for internal legal and tax services provided by DMC and/or its affiliates’ employees. For the year ended April 30, 2007, DDLP earned $31,009 for commissions on sales of the Fund’s Class A shares.

For the year ended April 30, 2007, DDLP received gross contingent deferred sales charge commissions of $7,796, $166,654 and $8,895 on redemption of the Fund’s Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares.

Trustees’ Fees and benefits include expenses accrued by the Fund for each Trustee’s retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service were eligible to participate in a retirement plan that provided for the payment of benefits upon retirement. The amount of the retirement benefit was determined based on factors set forth in the plan, including the number of years of service. On November 16, 2006, the Board of Trustees of the Fund unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits were made in 2007 to those independent trustees so entitled. The retirement benefit payout for the Fund was $54,849. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments

For the year ended April 30, 2007, the Fund made purchases of $221,904,041 and sales of $357,217,028 of investment securities other than short-term investments.

(continues)     17

Notes to financial statements

Delaware Select Growth Fund

3. Investments (continued)

At April 30, 2007, the cost of investments for federal income tax purposes was $404,636,157. At April 30, 2007, net unrealized appreciation was $68,921,420, of which $75,016,405 related to unrealized appreciation of investments and $6,094,985 related to unrealized depreciation of investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. There were no dividends and distributions paid for the years ended April 30, 2007 and 2006.

5. Components of Net Assets on a Tax Basis

As of April 30, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$ 945,461,975
Post-October currency losses	(5,288)
*Capital loss carryforwards	(631,239,612)
Unrealized appreciation of investments
and foreign currencies	68,921,420
Net assets	$ 383,138,495

*The amount of this loss which can be utilized in subsequent years is subject to an annual limitation in accordance with the Internal Revenue Code due to the Fund merger with Delaware Technology and Innovation Fund in March 2004.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales.

Post-October currency losses represent losses realized on foreign currency transactions from November 1, 2006 through April 30, 2007 that, in accordance with federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses and gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended April 30, 2007, the Fund recorded the following reclassifications.

Accumulated net investment loss	$ 4,986,448
Accumulated net realized gain (loss)	14,774
Paid-in Capital	(5,001,222)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $26,244,539 was utilized in 2007. Capital loss carry forwards remaining at April 30, 2007 will expire as follows: $425,889,120 expires in 2010, $186,820,081 expires in 2011, and $18,530,411 expires in 2012.

6. Capital Shares

Transactions in capital shares were as follows:

	Year Ended
	4/30/07	4/30/06
Shares sold:
Class A	1,585,444	2,395,515
Class B	144,748	298,735
Class C	359,148	1,018,825
Class R	12,239	43,854
Institutional Class	266,893	778,469
	2,368,472	4,535,398

Shares repurchased:
Class A	(2,569,301)	(3,998,857)
Class B	(3,035,143)	(3,003,725)
Class C	(1,360,978)	(1,056,505)
Class R	(13,902)	(20,825)
Institutional Class	(653,370)	(645,005)
	(7,632,694)	(8,724,917)
Net decrease	(5,264,222)	(4,189,519)

For the years ended April 30, 2007 and 2006, 640,727 Class B shares were converted to 582,808 Class A shares valued at $15,805,165 and 254,674 Class B shares were converted to 233,153 Class A shares valued at $6,027,607, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the Statements of Changes in Net Assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (the “Participants”), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Particpant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of April 30, 2007, or at any time during the year then ended.

8. Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts does not eliminate fluctuations

18

8. Foreign Currency Exchange Contracts (continued)

in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. No foreign currency exchange contracts were outstanding at April 30, 2007.

9. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with Mellon Bank N.A. (“Mellon”). Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the value of the securities issued in the United States. With respect to each loan, if the aggregate value of the collateral held on any business day is less than the aggregate value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in a collective investment vehicle (“Collective Trust”) established by Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At April 30, 2007, the value of securities on loan was $85,907,443, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Statement of Net Assets under the caption “Securities Lending Collateral.”

10. Credit and Market Risk

The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. At April 30, 2007, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

11. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

12. Subsequent Event (unaudited)

As of the close of business on May 31, 2007, each Fund in the Delaware Investments® Family of Funds no longer accepts new or subsequent investments in Class B shares of the funds, other than a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Fund for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Fund’s shares will be permitted to invest in other classes of the Fund, subject to that class’ pricing structure and eligibility requirements, if any.

For Class B shares outstanding as of May 31, 2007 and Class B shares acquired upon reinvestment of dividends or capital gains, all Class B share attributes, including the contingent deferred sales charge (“CDSC”) schedules, conversion to Class A schedule, and distribution and service (12b-1) fees, will continue in their current form. However, as of the close of business on May 31, 2007, reinvestment of redeemed shares with respect to Class B shares (which, as described in the prospectus, permits you to reinvest within 12 months of selling your shares and have any CDSC you paid on such shares credited back to your account) has been discontinued. In addition, because a Fund’s or its distributor’s ability to assess certain sales charges and fees is dependent on the sale of new shares, the termination of new purchases of Class B shares could ultimately lead to the elimination and/or reduction of such sales charges and fees. A Fund may not be able to provide shareholders with advance notice of the reduction in these sales charges and fees. You will be notified via a Prospectus Supplement if there are any changes to any attributes, sales charges, or fees.

19

Report of independent
registered public accounting firm

To the Shareholders and Board of Trustees
Voyageur Mutual Funds III – Delaware Select Growth Fund

We have audited the accompanying statement of net assets of Delaware Select Growth Fund (one of the series constituting the Voyageur Mutual Funds III) (the “Fund”) as of April 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Select Growth Fund series of Voyageur Mutual Funds III at April 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
June 13, 2007

20

Board of trustees/directors
and officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Interested Trustees
Patrick P. Coyne[1]	Chairman,	Chairman and Trustee	Patrick P. Coyne has served in	83	None
2005 Market Street	President,	since August 16, 2006	various executive capacities
Philadelphia, PA	Chief Executive		at different times at
19103	Officer, and	President and	Delaware Investments.[2]
	Trustee	Chief Executive Officer
April 14, 1963		since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since	Private Investor —	83	None
2005 Market Street		March 2005	(March 2004–Present)
Philadelphia, PA
19103			Investment Manager —
Morgan Stanley & Co.
October 4, 1947			(January 1984–March 2004)
John A. Fry	Trustee	Since	President —	83	Director —
2005 Market Street		January 2001	Franklin & Marshall College		Community Health
Philadelphia, PA			(June 2002–Present)		Systems
19103
			Executive Vice President —		Director —
May 28, 1960			University of Pennsylvania		Allied Barton
			(April 1995–June 2002)		Security Holdings
Anthony D. Knerr	Trustee	Since	Founder and Managing Director —	83	None
2005 Market Street		April 1990	Anthony Knerr & Associates
Philadelphia, PA			(Strategic Consulting)
19103			(1990–Present)

December 7, 1938
Lucinda S. Landreth	Trustee	Since	Chief Investment Officer —	83	None
2005 Market Street		March 2005	Assurant, Inc.
Philadelphia, PA			(Insurance)
19103			(2002–2004)

June 24, 1947
Ann R. Leven	Trustee	Since	Consultant —	83	Director and
2005 Market Street		September 1989	ARL Associates		Audit Committee
Philadelphia, PA			(Financial Planning)		Chairperson — Andy
19103			(1983–Present)		Warhol Foundation

November 1, 1940					Director and Audit
Committee Chair —
Systemax, Inc.

(continues)     21

Number of
				Portfolios in Fund	Other
Name,				Complex Overseen	Directorships
Address,	Position(s)	Length of	Principal Occupation(s)	by Trustee	Held by
and Birth Date	Held with Fund(s)	Time Served	During Past 5 Years	or Officer	Trustee or Officer
Independent Trustees (continued)
Thomas F. Madison	Trustee	Since	President and Chief	83	Director —
2005 Market Street		May 1997[3]	Executive Officer —		CenterPoint Energy
Philadelphia, PA			MLM Partners, Inc.
19103			(Small Business Investing		Director and Audit
			and Consulting)		Committee Chair —
February 25, 1936			(January 1993–Present)		Digital River, Inc.

Director and Audit
Committee Member —
Rimage
Corporation

Director — Valmont
Industries, Inc.
Janet L. Yeomans	Trustee	Since	Vice President	83	None
2005 Market Street		April 1999	(January 2003–Present)
Philadelphia, PA			and Treasurer
19103			(January 2006–Present)
3M Corporation
July 31, 1948
Ms. Yeomans has held
various management positions
at 3M Corporation since 1983.
J. Richard Zecher	Trustee	Since	Founder —	83	Director and Audit
2005 Market Street		March 2005	Investor Analytics		Committee Member —
Philadelphia, PA			(Risk Management)		Investor Analytics
19103			(May 1999–Present)
Director and Audit
July 3, 1940			Founder —		Committee Member —
			Sutton Asset Management		Oxigene, Inc.
(Hedge Fund)
(September 1998–Present)
Officers
David F. Connor	Vice President,	Vice President since	David F. Connor has served as	83	None[4]
2005 Market Street	Deputy General	September 21, 2000	Vice President and Deputy
Philadelphia, PA	Counsel, and Secretary	and Secretary	General Counsel of
19103		since	Delaware Investments
		October 2005	since 2000.
December 2, 1963
David P. O’Connor	Senior Vice	Senior Vice President,	David P. O’Connor has served in	83	None[4]
2005 Market Street	President,	General Counsel, and	various executive and legal
Philadelphia, PA	General Counsel,	Chief Legal Officer	capacities at different times
19103	and Chief	since	at Delaware Investments.
	Legal Officer	October 2005
February 21, 1966
John J. O’Connor	Senior Vice President	Treasurer	John J. O’Connor has served in	83	None[4]
2005 Market Street	and Treasurer	since	various executive capacities
Philadelphia, PA		February 2005	at different times at
19103			Delaware Investments.

June 16, 1957
Richard Salus	Senior	Chief Financial	Richard Salus has served in	83	None[4]
2005 Market Street	Vice President	Officer since	various executive capacities
Philadelphia, PA	and	November 1, 2006	at different times at
19103	Chief Financial		Delaware Investments.
Officer
October 4, 1963

[1] Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s(s’) investment advisor.
[2] Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.
[3] In 1997, several funds managed by Voyageur Fund Managers, Inc. (the “Voyageur Funds”) were incorporated into the Delaware Investments Family of Funds. Mr. Madison served as a director of the Voyageur Funds from 1993 until 1997.
[4] David F. Connor, David P. O’Connor, John J. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant. John J. O’Connor also serves in a similar capacity for Lincoln Variable Insurance Products Trust, which has the same investment advisor as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

22

About the organization

This annual report is for the information of Delaware Select Growth Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Select Growth Fund and the Delaware Investments® Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Patrick P. Coyne
Chairman, President, and
Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

Thomas L. Bennett
Private Investor
Rosemont, PA

John A. Fry
President
Franklin & Marshall College
Lancaster, PA

Anthony D. Knerr
Founder and Managing Director
Anthony Knerr & Associates
New York, NY

Lucinda S. Landreth
Former Chief Investment Officer
Assurant, Inc.
Philadelphia, PA

Ann R. Leven
Consultant
ARL Associates
New York, NY

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

J. Richard Zecher
Founder
Investor Analytics
Scottsdale, AZ

Affiliated officers

David F. Connor
Vice President, Deputy General Counsel,
and Secretary
Delaware Investments Family of Funds
Philadelphia, PA

David P. O’Connor
Senior Vice President, General Counsel,
and Chief Legal Officer
Delaware Investments Family of Funds
Philadelphia, PA

John J. O’Connor
Senior Vice President and Treasurer
Delaware Investments Family of Funds
Philadelphia, PA

Richard Salus
Senior Vice President and
Chief Financial Officer
Delaware Investments Family of Funds
Philadelphia, PA

Contact information

Investment manager
Delaware Management Company, a series
of Delaware Management Business Trust
Philadelphia, PA

National distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder servicing, dividend
disbursing, and transfer agent
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

For shareholders
800 523-1918

For securities dealers and financial
institutions representatives only
800 362-7500

Web site
www.delawareinvestments.com

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund’s Web site at http://www.delawareinvestments.com; and (iii) on the Commission’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s Web site at http://www.delawareinvestments.com; and (ii) on the Commission’s Web site at http://www.sec.gov.

23

Simplify your life.

Manage your investments online!

Get Account Access, the Delaware Investments® secure Web site that allows you to conduct your business online. Gain 24-hour access to your account and one of the highest levels of Web security available. You also get:

  Hassle-free investing — Make online purchases and redemptions at any time.

  Simplified tax processing — Automatically retrieve your Delaware Investments accounts’ 1099 information and import it directly into your 1040 tax return. Available only with Turbo Tax® OnlineSM and Desktop software — www.turbotax.com.

  Less mail clutter — Get instant access to your fund materials online with Delaware eDelivery.

Register for Account Access today! Please visit us at www.delawareinvestments.com, select Individual Investors, and click Account Access.

Please call our Shareholder Service Center at 800 523-1918 Monday through Friday from 8:00 a.m. to 7:00 p.m., Eastern Time, for assistance with any questions.

(1880)	Printed in the USA
AR-316 [4/07] CGI 6/07	MF-07-05-007 PO 11899

ANNUAL REPORT 2007	April 30, 2007
Delaware Large Cap Core Fund

Portfolio Management Review

May 14, 2007

Q: What kind of economic and market environment did you encounter in the last four months of 2006 and the first four months of 2007?
A: The broad stock market, as measured by the S&P 500 Index, enjoyed strong performance. The index rose steadily throughout the period, except for a significant but short-lived downturn lasting from late February through mid-March 2007.

The Federal Reserve’s stable interest rate was one factor driving gains among equity investments, with short-term rates steady at 5.25% throughout the period. Another positive influence on stock prices was investors’ increased confidence that the economy was achieving its desired “soft landing” — meaning a gentle deceleration in economic growth as opposed to a sudden and unwelcome shift into a recession. A substantial amount of liquidity in the marketplace also helped. With more cash on hand, corporations had significant flexibility to engage in shareholder-friendly transactions such as stock buybacks and dividend increases. The greater liquidity also led to an increase in mergers, acquisitions, and leveraged buyouts. Purchasing companies often found themselves paying premium prices that further lifted stock values.

These positive conditions were counterbalanced by a series of less favorable market influences, which included a slowing U.S. economy, weaker corporate profit growth compared to the prior year, and a major decline in the U.S. housing market that, coupled with rising energy costs, threatened to depress consumer spending power. Despite these difficulties, the S&P 500 finished the period close to a seven-year high.

Q: How did Delaware Large Cap Core Fund perform between its inception date of Aug. 31, 2006, and the end of its fiscal year on April 30, 2007?
A: During this period, Delaware Large Cap Core Fund Class A shares returned +14.81% with all distributions reinvested and +8.19% with the sales charge included and all distributions reinvested (Class A shares at maximum offer price). In comparison, this performance modestly trailed that of our benchmark, the S&P 500, which returned +15.02% during the same time frame. For complete performance information, please see the table on page 4.

Stock selection, rather than sector selection, had the greatest impact on the Fund’s performance during the past eight months. This was not surprising, given our overall portfolio management approach. Specifically, weaker-than-expected stock selection in the healthcare, utility, and energy sectors had the largest negative impact on our overall performance. More positive results came from stock selection in the basic materials, consumer discretionary, and financial sectors.

The views expressed are current as of the date of this report and are subject to change.

AR-562 [4/07] PDF 6/07	(1908) PO11900 MF-07-05-008

Q: How would you describe your overall investment approach? How did you apply that approach during this eight-month period?
A: We follow a disciplined investment process that combines quantitative analysis and fundamental research. This process involves four main steps.

First, with the help of our quantitative research team, we screen and then rank our entire universe of large-cap stocks — the market’s largest companies — based on measures of quality, growth expectations, and value. We run these screens on a daily basis to narrow our list of potential investments to a manageable number.

Second, we conduct thorough fundamental research on the stocks that passed our initial screens. This research includes, among other items, extensive financial analysis, meetings with company management, and an evaluation of the sustainability of companies’ business models.

With our third step — portfolio construction — we assemble a diversified collection of investments that pass our previous requirements. To manage the portfolio’s risk, we keep our sector and individual stock weightings relatively close to those found in the Fund’s benchmark.

The final part of our process is determining when to sell stocks — a decision that we believe is just as important as our initial decision to buy a company’s securities. We may sell an investment for a variety of reasons. For example, the stock may reach our target price. It may also be that one of our reasons for buying the stock is no longer relevant, or we may simply conclude that better investment opportunities can be found elsewhere.

As a result of our stock selection approach, we were overly invested in or less invested in various sectors compared to benchmark. For example, we owned more capital goods stocks because we found a handful of investment opportunities benefiting from increased energy spending and strong international demand. In contrast, we were less invested relative to the benchmark in utility stocks. This allocation detracted from our performance, as utilities generally performed well during the period. However, we believed that most companies in this sector were fully valued and offered limited future appreciation potential.

Q: What stocks detracted from the Fund’s performance compared to its benchmark?
A: The Fund’s performance relative to the S&P 500 Index was hurt by technology holdings such as a position in Motorola, a leading maker of wireless communications products. Motorola’s shares fell steadily beginning in November 2006. The company’s financial results were disappointing, primarily because the company lacked a successful follow-up to its popular RAZR mobile phone. Another disappointing stock was Quest Diagnostics, which provides laboratory testing services for healthcare providers. Quest Diagnostics stock declined after the company unexpectedly lost a large contract to a competitor. Also in healthcare, the Fund’s position in biotechnology company Amgen detracted from relative performance. Investors worried about the company’s earnings growth in light of safety concerns surrounding Aranesp and Epogen, Amgen’s top-selling anemia drugs.

Q: What stocks contributed to the Fund’s results?
A: A position in luxury goods manufacturer and retailer Coach added to performance. Coach benefited from its product focus on wealthier consumers, who have been relatively unaffected by a slowing economy, higher interest rates, and rising gas costs. Also adding to results was Goodrich, a component and service provider to the commercial and general aviation airplane markets. Goodrich performed well as the airline industry’s health improved, as well as the company’s success in boosting its earnings through effective cost management. We were also pleased with the performance of Steel Dynamics. Thanks to a favorable balance between supply and demand, steel prices remained high, which in turn added to the company’s profits.

Q: As of April 30, 2007, how was the Fund positioned?
A: Given the market’s long rise, coupled with a number of risks to future economic growth, we see increased potential for a downward correction in stock prices over the short term. However, we continue to believe that the market backdrop may be favorable over the mid-to-long term. Although we do see short-term risks on the horizon, we remain optimistic about the portfolio’s individual holdings and the long-term outlook for the large-cap core stocks that make up our investment universe.

Fund managers

Christopher S. Adams, CFA
Vice President, Portfolio Manager, Senior Equity Analyst
Mr. Adams, who joined Delaware Investments in 1995, is a portfolio manager on the firm’s Core Equity team. He also performs analysis and research to support the portfolio management function. From 1995 to 1998, he served as the firm’s vice president, strategic planning. Prior to joining Delaware Investments, Mr. Adams had approximately 10 years of experience in the financial services industry in the U.S. and U.K., including positions with Coopers & Lybrand, The Sumitomo Bank, Bank of America, and Lloyds Bank. Mr. Adams holds both bachelor’s and master’s degrees in history and economics from Oxford University, England, and received an MBA with dual concentrations in finance and insurance/risk management from The Wharton School of the University of Pennsylvania. Mr. Adams is a director and past president of The CFA Society of Philadelphia.

Francis X. Morris, CFA
Senior Vice President, Chief Investment Officer — Core Equity
Mr. Morris joined Delaware Investments in 1997 and is currently the chief investment officer for Core Equity investments. Prior to joining the firm, Mr. Morris served as vice president and director of equity research at PNC Asset Management. He received a bachelor’s degree from Providence College and holds an MBA from Widener University. Mr. Morris is a past president of the CFA Society of Philadelphia and is a member of the CFA Institute. In addition, he is a former officer of the National Association of Petroleum Investment Analysts.

Donald G. Padilla, CFA
Vice President, Portfolio Manager, Senior Equity Analyst
Mr. Padilla joined Delaware Investments in 1994 and is a member of the portfolio construction group within the firm’s Core Equity team. He also performs analysis and research to support the portfolio management function. Mr. Padilla joined Delaware Investments as an assistant controller in the firm’s treasury function, responsible for managing corporate cash investments, developing financial models, and overseeing the financial operations of the Lincoln Life 401(k) annuities segment. Prior to joining Delaware Investments, he held various positions at The Vanguard Group. Mr. Padilla holds a bachelor’s degree in accounting from Lehigh University, and he is a member of The CFA Society of Philadelphia.

Michael S. Morris, CFA
Vice President, Portfolio Manager, Senior Equity Analyst
Mr. Morris, who joined Delaware Investments in 1999, is a portfolio manager on the firm’s Core Equity team. He also performs analysis and research to support the portfolio management function. Prior to joining the firm, he worked as a senior equity analyst at Newbold’s Asset Management, covering financial stocks. Mr. Morris began his investment career in 1993 at Ohio Casualty. He earned his bachelor’s degree in finance from Indiana University and an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. He is a member of the Bank and Financial Analysts Association.

Performance summary
Delaware Large Cap Core Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/performance.

You should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The Delaware Large Cap Core Fund prospectus contains this and other important information about the Fund. Please request a prospectus through your financial advisor or by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com. Read the prospectus carefully before you invest or send money.

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below, and they are subject to change.

An expense limitation was in effect for all classes during the periods shown below and on the next page. Performance would have been lower had the expense limitation not been in effect.

The Fund offers Class A and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 5.75% and have an annual distribution and service fee of up to 0.25% of average daily net assets. Please see the fee table in the prospectus and your financial professional for a more complete explanation of sales charges.

Management has voluntarily agreed to reimburse expenses and/or waive its management fees. This agreement can be terminated or changed at any time. The Fund's net expense ratios for Class A and Institutional Class shares are 0.95% and 0.95%, respectively. The total operating expenses for Class A and Institutional Class shares were 5.27% and 5.02%, respectively.

Institutional Class shares were first made available Aug. 31, 2006, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

Fund performance

Cumulative total returns
Through April 30, 2007

	3 months	6 months	Lifetime
Class A (Est. Aug. 31, 2006)
Excluding sales charge	+4.53%	+9.04%	+14.81%
Including sales charge	-1.52%	+2.72%	+ 8.19%

The performance table above and the graph on the next page do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fund basics
As of April 30, 2007

Fund objective
Delaware Large Cap Core Fund seeks long-term capital appreciation.

Total Fund net assets
$2.3 million

Number of holdings
87

Fund start date
Aug. 31, 2006

	Nasdaq symbols	CUSIPs
Class A	DDCAX	246118582
Institutional Class	DDCIX	246118558

	Starting value	Ending value
	(Aug. 31, 2006)	(April 30, 2007)
S&P 500 Index	$10,000	$11,502
Delaware Large Cap Core Fund — Class A Shares	$9,425	$10,819

Chart assumes $10,000 invested on Aug. 31, 2006, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions.

Performance of other Fund classes will vary due to different charges and expenses.

The chart also assumes $10,000 invested in the S&P 500 Index as of Aug. 31, 2006. The S&P 500 Index measures the performance of 500 widely held, mostly large-cap common stocks weighted by market value.

An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index.

Past performance is not a guarantee of future results.

Disclosure of Fund expenses
For the period November 1, 2006 to April 30, 2007

As a shareholder of a the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2006 to April 30, 2007.

Actual Expenses
The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The Fund’s actual expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Large Cap Core Fund - Expense Analysis of an Investment of $1,000
	Beginning	Ending	Annualized	Expenses
	Account	Account	Expense	Paid During
	Value	Value	Ratios	Period
	11/01/06	4/30/07		11/01/06 to
				4/30/07*
Actual Fund Return
Class A	$1,000.00	$1,090.40	0.97%	$5.03
Institutional Class	1,000.00	1,090.40	0.97%	5.03

Hypothetical 5% Return (5% return before expenses)
Class A	$1,000.00	$1,019.98	0.97%	$4.86
Institutional Class	1,000.00	1,019.98	0.97%	4.86

*”Expenses Paid During Period” are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Sector Allocation and Top 10 Holdings	As of April 30, 2007

Delaware Large Cap Core Fund

Sector designations may be different than the sector designations presented in other Fund materials.

Percentage
Sector	of Net Assets
Common Stock	99.77%
Basic Materials	4.13%
Business Services	0.94%
Capital Goods	12.37%
Communication Services	2.59%
Consumer Discretionary	4.27%
Consumer Services	2.84%
Consumer Staples	6.51%
Credit Cyclicals	0.66%
Energy	8.49%
Financials	22.52%
Health Care	10.73%
Media	3.07%
Real Estate	0.70%
Technology	17.85%
Transportation	1.06%
Utilities	1.04%
Total Value of Securities	99.77%
Receivables and Other Assets Net of Liabilities	0.23%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 Holdings	of Net Assets
Citigroup	2.74%
Exxon Mobil	2.54%
Microsoft	2.54%
Procter & Gamble	2.51%
Johnson & Johnson	2.50%
American International Group	2.42%
Bank of America	2.23%
PepsiCo	2.06%
JPMorgan Chase	2.03%
Cisco Systems	1.93%

Statement of Net Assets

Delaware Large Cap Core Fund

April 30, 2007

	Number of
	Shares	Value
Common Stock– 99.77%
Basic Materials – 4.13%
Dow Chemical	550	$24,535
Freeport-McMoRan Copper & Gold	350	23,506
Lubrizol	360	21,578
Steel Dynamics	260	11,521
United States Steel	140	14,216
		95,356
Business Services – 0.94%
Manpower	140	11,235
Republic Services	375	10,474
		21,709
Capital Goods – 12.37%
†AGCO	300	12,519
Caterpillar	590	42,845
Deere & Co.	170	18,598
DRS Technologies	150	7,547
General Electric	1,050	38,703
Goodrich	660	37,514
†Grant Prideco	590	30,409
Northrop Grumman	400	29,444
Textron	340	34,568
United Technologies	500	33,565
		285,712
Communication Services – 2.59%
Embarq	180	10,807
†Qwest Communications International	1,220	10,834
Verizon Communications	1,000	38,180
		59,821
Consumer Discretionary – 4.27%
Abercrombie & Fitch Class A	300	24,498
Best Buy	550	25,658
†Coach	500	24,415
Federated Department Stores	550	24,156
		98,727
Consumer Services – 2.84%
Burger King Holdings	600	14,082
Marriott International Class A	550	24,866
McDonald's	550	26,554
		65,502
Consumer Staples – 6.51%
CVS/Caremark	600	21,744
Fortune Brands	290	23,229
PepsiCo	720	47,585
Procter & Gamble	900	57,879
		150,437

Credit Cyclicals – 0.66%
†Jarden	360	15,170
		15,170
Energy – 8.49%
Chevron	320	24,893
ConocoPhillips	550	38,143
EOG Resources	300	22,032
Exxon Mobil	740	58,741
†National Oilwell Varco	300	25,455
Occidental Petroleum	530	26,871
		196,135
Financials – 22.52%
†Affiliated Managers Group	140	16,468
AFLAC	300	15,402
American International Group	800	55,927
Bank of America	1,010	51,408
Bear Stearns	100	15,570
Berkley (W.R.)	520	16,895
Capital One Financial	350	25,991
CIT Group	350	20,878
Citigroup	1,180	63,271
Freddie Mac	260	16,843
JPMorgan Chase	900	46,890
Mellon Financial	440	18,889
Morgan Stanley	320	26,883
PMI Group	280	13,572
Prudential Financial	270	25,650
U.S. Bancorp	640	21,984
UnitedHealth Group	500	26,530
Washington Mutual	510	21,410
†WellPoint	250	19,743
		520,204
Health Care – 10.73%
Abbott Laboratories	420	23,780
†Amgen	380	24,373
†Cytyc	320	11,274
†Express Scripts Class A	200	19,110
†Gen-Probe	250	12,778
†Gilead Sciences	300	24,516
Johnson & Johnson	900	57,798
Medtronic	470	24,877
Quest Diagnostics	160	7,822
Wyeth	750	41,625
		247,953
Media – 3.07%
CBS Class B	670	21,286
†Comcast Class A	750	19,995
Disney (Walt)	850	29,733
		71,014
Real Estate – 0.70%
ProLogis	250	16,200
		16,200

Technology – 17.85%
Applied Materials	1,050	20,181
†BEA Systems	1,230	14,502
†Cisco Systems	1,670	44,656
†Corning	1,130	26,804
†EMC	1,550	23,529
†Google Class A	60	28,283
Hewlett-Packard	830	34,976
Intel	1,830	39,345
International Business Machines	420	42,928
†Metropcs Communications	200	5,610
Microsoft	1,960	58,682
Motorola	1,060	18,370
QUALCOMM	650	28,470
Texas Instruments	760	26,121
		412,457
Transportation – 1.06%
Norfolk Southern	460	24,490
		24,490
Utilities – 1.04%
Exelon	320	24,131
		24,131
Total Common Stock (cost $2,062,505)		2,305,018

Total Value of Securities – 99.77%
(cost $2,062,505)		2,305,018
Receivables and Other Assets Net of Liabilities – 0.23%		5,211
Net Assets Applicable to 238,163 Shares Outstanding – 100.00%		$2,310,229

Net Asset Value – Delaware Large Cap Core Fund Class A ($13,996 / 1,443 Shares)		$9.70
Net Asset Value – Delaware Large Cap Core Fund Institutional Class ($2,296,233 / 236,720 Shares)		$9.70

Components of Net Assets at April 30, 2007:
Shares of beneficial interest (unlimited authorization - no par)		$2,025,977
Undistributed net investment income		3,354
Accumulated net realized gain investments		38,385
Net unrealized appreciation of investments		242,513
Total net assets		$2,310,229

†Non-income producing security for the year ended April 30, 2007.

Net Asset Value and Offering Price Per Share –
Delaware Large Cap Core Fund
Net asset value Class A (A)		$9.70
Sales charge (5.75% of offering price) (B)		0.59
Offering price		$10.29

(A)	Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
(B)	See the current prospectus for purchases of $50,000 or more.

See accompanying notes

Statement of Operations

Delaware Large Cap Core Fund
August 31, 2006* to April 30, 2007

Investment Income:
Dividends	$21,858
Interest	1,122	$22,980

Expenses:
Legal fees	38,109
Audit and tax fees	10,711
Management fees	9,315
Reports and statements to shareholders	7,102
Registration fees	3,045
Pricing fees	1,748
Custodian fees	1,002
Accounting and administration expenses	571
Trustees' fees and benefits	163
Insurance fees	82
Dividend disbursing and transfer agent fees and expenses	65
Dues and services	48
Consulting fees	30
Trustees' expenses	9
Distribution expenses – Class A	8
Taxes (other than taxes on income)	2	72,010
Less expenses absorbed or waived		(58,267)
Less waiver of distribution expenses – Class A		(8)
Total operating expenses		13,735
Net Investment Income		9,245

Net Realized and Unrealized Gain on Investments:
Net realized gain on investments		45,454
Net change in unrealized appreciation/depreciation of investments		242,513
Net Realized and Unrealized Gain on Investments		287,967

Net Increase in Net Assets Resulting from Operations		$297,212

*Date of commencement of operations.

See accompanying notes

Statement of Changes in Net Assets

Delaware Large Cap Core Fund
8/31/06*
to
4/30/07
Increase in Net Assets from Operations:
Net investment income	$9,245
Net realized gain on investments	45,454
Net change in unrealized appreciation/depreciation of investments	242,513
Net increase in net assets resulting from operations	297,212

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(9)
Institutional Class	(5,882)

Net realized gain on investments:
Class A	(10)
Institutional Class	(7,059)
(12,960)
Capital Share Transactions:
Proceeds from shares sold:
Class A	13,008
Institutional Class	2,000,009

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	19
Institutional Class	12,941
2,025,977
Increase in net assets derived from capital share transactions	2,025,977
Net Increase in Net Assets	2,310,229

Net Assets:
Beginning of year	-
End of year (including undistributed net investment income of $3,354)	$2,310,229

*Date of commencement of operations.

See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding throughout the period was as follows:

	Delaware Large Cap Core Fund
	Class A	Institutional Class
	8/31/06[1]	8/31/06[1]
	to	to
	4/30/07	4/30/07
Net asset value, beginning of period	$8.500	$8.500

Income from investment operations:
Net investment income[2]	0.039	0.039
Net realized and unrealized gain on investments	1.216	1.216
Total from investment operations	1.255	1.255

Less dividends and distributions from:
Net investment income	(0.025)	(0.025)
Net realized gain on investments	(0.030)	(0.030)
Total dividends and distributions	(0.055)	(0.055)

Net asset value, end of period	$9.700	$9.700

Total return[3]	14.81%	14.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14	$2,296
Ratio of expenses to average net assets	0.96%	0.96%
Ratio of expenses to average net assets
prior to fees waived and expense paid indirectly	5.27%	5.02%
Ratio of net investment income to average net assets	0.64%	0.64%
Ratio of net investment loss to average net assets
prior to fees waived and expense paid indirectly	(3.67%)	(3.42%)
Portfolio turnover	30%	30%

1Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
2The average shares outstanding method has been applied for per share information.
3Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value, and, for Class A shares, does not reflect the impact of a sales charge. Total investment return reflects voluntary waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

See accompanying notes

Notes to Financial Statements

April 30, 2007

Voyageur Mutual Funds III (the “Trust”) is organized as a Delaware statutory trust and offers two series, Delaware Large Cap Core Fund and Delaware Select Growth Fund. These financial statements and the related notes pertain to Delaware Large Cap Core Fund (the “Fund”). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale only to certain eligible investors. As of April 30, 2007, Class C and Class R have not commenced operations.

The investment objective of the Fund is to seek long-term capital appreciation.

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157 “Fair Value Measurements” (Statement 157). Statement 157 establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the amounts reported in the financial statements.

Federal Income Taxes – The Fund intends to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

On July 13, 2006, the FASB released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority.

Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund’s net asset value calculations as late as the fund’s last net asset value calculation in the first required financial statement reporting period. As a result, the Fund will incorporate FIN 48 in its semiannual report on October 31, 2007. Although the Fund’s tax positions are currently being evaluated, management does not expect the adoption of FIN 48 to have a material impact on the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November or December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. For the period August 31, 2006 to April 30, 2007, there were no such commission rebates. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has voluntarily agreed to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, 12b-1 plan expense, certain insurance costs and non-routine expenses or costs, do not exceed 0.95% of average daily net assets of the Fund. This agreement can be terminated or changed at any time.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. The Fund pays DSC a monthly fee computed at the annual rate of 0.04% of the Fund’s average daily net assets for accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.25% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of Class C shares and 0.60% of the average daily net assets of Class R shares. Institutional Class shares pay no distribution and services expenses. DDLP has elected voluntarily to waive such distribution and service fees at this time.

At April 30, 2007, the Fund had receivables due from affiliates as follows:

Receivables from DMC under limitation agreement	$1,442

DMC, as part of its administrative services, pays operating expenses on behalf of the Fund and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

As provided in the investment management agreement, the Fund bears the cost of certain legal and tax services, including internal legal and tax services provided to the Fund by DMC and/or its affiliates’ employees. For the period August 31, 2006 to April 30, 2007, the Fund was charged $81 for internal legal and tax services provided by DMC and/or its affiliates’ employees.

Trustees' fees and benefits include expenses accrued by the Fund for each Trustee's retainer, per meeting fees and retirement benefits. Independent Trustees with over five years of uninterrupted service were eligible to participate in a retirement plan that provided for the payment of benefits upon retirement. The amount of the retirement benefit was determined based on factors set forth in the plan including the number of years of service. On November 16, 2006, the Board of Trustees unanimously voted to terminate the retirement plan. Payments equal to the net present value of the earned benefits were made in 2007 to those independent trustees so entitled. The retirement benefit payout for the Fund was $98. Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the period August 31, 2006 to April 30, 2007, the Fund made purchases of $2,445,590 and sales of $428,539 of investment securities other than short-term investments.

At April 30, 2007, the cost of investments for federal income tax purposes was $2,062,505. At April 30, 2007, net unrealized appreciation was $242,513, of which $258,187 related to unrealized appreciation of investments and $15,674 related to unrealized depreciation of investments.

4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the period August 31, 2006 to April 30, 2007 was as follows:

8/31/06*
to
4/30/07
Ordinary Income	$12,960

*Date of commencement of operations.

5. Components of Net Assets on a Tax Basis
As of April 30, 2007, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$2,025,977
Undistributed ordinary income	41,739
Unrealized appreciation of investments	242,513
Net assets	$2,310,229

6. Capital Shares
Transactions in capital stock shares were as follows:

8/31/06*
to
4/30/07
Shares sold:
Class A	1,441
Institutional Class	235,295

Shares issued upon reinvestment of dividends
and distributions:
Class A	2
Institutional Class	1,425
Net Increase	238,163

*Date of commencement of operations.

7. Line of Credit
The Fund, along with certain other funds in the Delaware Investments® Family of Funds (the “Participants”), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of April 30, 2007, or at any time during the period then ended.

8. Credit and Market Risk
The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. At April 30, 2007, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund’s Liquidity Procedures.

9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Tax Information (Unaudited)
The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the period August 31, 2006 to April 30, 2007, the Fund designates distributions paid during the year as follows:

(A)	(B)
Long-Term	Ordinary
Capital Gains	Income	Total	(C)
Distributions	Distributions*	Distributions	Qualifying
(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
-	100%	100%	39%

(A) and (B) are based on a percentage of the Fund’s total distributions.
(C) is based on a percentage of the Fund’s ordinary income distributions.
1 Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

* For the period August 31, 2006 to April 30, 2007, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount $12,960 to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2007 Form 1099-DIV.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Voyageur Mutual Funds III – Delaware Large Cap Core Fund

We have audited the accompanying statement of net assets of Delaware Large Cap Core Fund (one of the series constituting Voyageur Mutual Funds III) (the “Fund”) as of April 30, 2007, and the related statement of operations, statement of changes in net assets, and financial highlights for the period from August 31, 2006 (commencement of operations) to April 30, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delaware Large Cap Core Fund series of Voyageur Mutual Funds III at April 30, 2007, and the results of its operations, the changes in its net assets, and its financial highlights for the period from August 31, 2006 (commencement of operations) to April 30, 2007, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
June 13, 2007

Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on Delaware Investments’ internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that each member of the registrant’s Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Thomas L. Bennett 1
     Thomas F. Madison
     Janet L. Yeomans 1
     J. Richard Zecher

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $34,000 for the fiscal year ended April 30, 2007.

____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $26,900 for the fiscal year ended April 30, 2006.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended April 30, 2007.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $19,074 for the registrant’s fiscal year ended April 30, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended April 30, 2006.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $33,700 for the registrant’s fiscal year ended April 30, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; and issuance of agreed upon procedures report to the registrant's Board in connection with the pass-through of internal legal cost relating to the operations of the registrant.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $6,500 for the fiscal year ended April 30, 2007. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended April 30, 2007.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,300 for the fiscal year ended April 30, 2006. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax return and review of annual excise distribution calculation.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended April 30, 2006.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended April 30, 2007.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended April 30, 2007.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended April 30, 2006.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended April 30, 2006.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $251,582 and $201,260 for the registrant’s fiscal years ended April 30, 2007 and April 30, 2006, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Schedule of Investments

     Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Voyageur Mutual Funds III

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	July 6, 2007

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	July 6, 2007

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	July 6, 2007